SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of November 14, 2022 by and among INNOVATUS LIFE SCIENCES LENDING FUND I, LP, a Delaware limited partnership, as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), and the Lenders listed on Schedule 1.1 hereof or otherwise a party hereto from time to time, and ROCKWELL MEDICAL, INC., a Delaware corporation (“Parent”) and ROCKWELL TRANSPORTATION, INC., a Michigan corporation and a wholly owned Subsidiary of Parent (“RTI”) (individually and collectively, jointly and severally, “Borrower”).
WHEREAS, Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement, dated as of March 16, 2020 (as amended, supplemented or otherwise modified and in effect prior to this Amendment, the “Existing Loan Agreement”; as amended by this Amendment, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and
WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Existing Loan Agreement as provided herein and subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:
1.Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.Section 2.2(b) of the Existing Loan Agreement is hereby amended and restated as follows:

(b)    Repayment. Borrower shall make monthly payments of interest only commencing on the second (2nd) Payment Date following the Funding Date of any Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of any Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date after such Funding Date. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty (20) months, otherwise. Notwithstanding anything herein to the contrary, on November 1, 2022, in addition to interest payment, Borrower shall also make a principal payment in the amount of Five Hundred Thousand Dollars ($500,000) to the Lenders with respect to the Term Loans. All unpaid principal and accrued and unpaid interest with respect to the Term Loans is due and payable in full on the Maturity Date. The Term Loans may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).

3.Section 2.2(d) of the Existing Loan Agreement is hereby amended and restated as follows:

(d)    Permitted Prepayment of Term Loan. After the first anniversary of the Effective Date, Borrower shall have the option to prepay all of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least seven (7) Business Days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of such Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Fee, (C) the Prepayment Fee, plus (D) all other Obligations that are due and payable, including, without limitation, Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

Notwithstanding anything herein to the contrary, after the first anniversary of the Effective Date, Borrower shall also have the option to prepay part of Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least seven (7) Business Days prior to such prepayment, (ii) prepays such part of the Term Loans in a principal amount of Five Million Dollars ($5,000,000.00) or a whole multiple of One Million Dollars
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($1,000,000.00) in excess thereof, and (iii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) the portion of outstanding principal of such Term Loans plus all accrued and unpaid interest thereon through the prepayment date, (B) the applicable Final Fee, and (C) all other Obligations that are then due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts, and (D) the applicable Prepayment Fee with respect to the portion of such Term Loans being prepaid. For the purposes of clarity, any partial prepayment shall be applied pro-rata to all outstanding amounts under each Term Loan, and shall be applied pro-rata within each Term Loan tranche to reduce amortization payments under Section 2.2(b) on a pro-rata basis.

Furthermore, notwithstanding anything herein to the contrary, commencing on December 1, 2021, Borrower shall prepay an aggregate principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000.00) of the Term Loans advanced by the Lenders under this Agreement in ten consecutive equal monthly installments of Seven Hundred Fifty Thousand Dollars ($750,000.00) each, provided Borrower shall also pay to the Lenders on the date of each such prepayment, in accordance with its respective Pro Rata Share, an amount equal to the sum of all other Obligations that are then due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. No Prepayment Fee shall be due with respect to the prepayments made pursuant to this paragraph and the Final Fee with respect thereto shall be due and payable on the Maturity Date or the earliest of Maturity Date, the acceleration of any Term Loan or the earlier prepayment of all outstanding Term Loans pursuant to Section 2.2(c) or (d). For the purposes of clarity, all prepayments made pursuant to this paragraph shall be applied pro-rata to all outstanding amounts under each Term Loan, and shall be applied pro-rata within each Term Loan tranche to reduce amortization payments under Section 2.2(b) on a pro-rata basis.

Furthermore, notwithstanding anything herein to the contrary, on November 14, 2022, Borrower shall prepay an aggregate principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00) of the Term Loans advanced by the Lenders under this Agreement, provided Borrower shall also pay to the Lenders on the date of such prepayment, in accordance with its respective Pro Rata Share, an amount equal to the sum of all other Obligations that are then due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. No Prepayment Fee shall be due with respect to the prepayments made pursuant to this paragraph and the Final Fee with respect thereto shall be due and payable on the Maturity Date or the earliest of Maturity Date, the acceleration of any Term Loan or the earlier prepayment of all outstanding Term Loans pursuant to Section 2.2(c) or (d). For the purposes of clarity, all prepayments made pursuant to this paragraph shall be applied pro-rata to all outstanding amounts under each Term Loan, and shall be applied pro-rata within each Term Loan tranche to reduce amortization payments under Section 2.2(b) on a pro-rata basis.

4.Section 6.12 of the Existing Loan Agreement is hereby amended and restated as follows:

6.12    Financial Covenant. Borrower shall achieve the following, as determined by Collateral Agent:

        (a)    As tested on September 30, 2020 (only if the Term B Loan has been funded hereunder prior to such date), and regardless of if and when the Term B Loan is funded, as tested on December 31, 2020, March 31, 2021 and June 30, 2021, actual consolidated revenue (as measured in accordance with GAAP) from the sale of Borrower’s product Triferic for the trailing twelve-month period (ended on the date when tested), in an amount not less than 72.50% of the projections for the same period as set forth in the Management Plan;

        (b)    As tested on September 30, 2022, December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024 and June 30, 2024, actual consolidated revenue (as measured in accordance with GAAP) from the sale and supply of Borrower’s hemodialysis products (a/k/a concentrate products) for the trailing six-month period (ended on the date when tested), in an amount not less than 85.00% of the projections for the same period as set forth in the Management Plan; and

        (c)    As tested on the last date of each quarter of beginning with the quarter ending September 30, 2024, actual consolidated revenue (as measured in accordance with GAAP) from the sale and supply of Borrower’s hemodialysis products (a/k/a concentrate products) for the trailing six-month period (ended on the date when tested), in an amount not less than 80.00% of the projections for the same period as set forth in the Management Plan.

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5.Section 13 of the Existing Loan Agreement is hereby amended by amending and restating the definition of “Amortization Date” therein as follows:

“Amortization Date” is September 1, 2023.
6.Annex X attached to the Existing Loan Agreement is hereby amended and restated as set forth on Annex X attached hereto.

7.Annex Y attached to the Existing Loan Agreement is hereby amended and restated as set forth on Annex Y attached hereto.

8.Collateral Agent and Lenders hereby consent to Borrower discontinuing its marketing, manufacture and/or sales of Borrower’s product Triferic in the United States and abandoning and/or discontinuing by Borrower of all Governmental Approvals (and applications for Governmental Approvals) related thereto.

9.Limitation of Amendment.

a.The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

b.This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect.

10.To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

c.Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default (other than the Existing Defaults) has occurred and is continuing;

d.Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement;

e.The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

f.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, do not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

g.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

h.This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium

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or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

11.Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

12.The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

13.This Amendment shall be deemed effective as of the date first set forth above upon the due execution and delivery to Collateral Agent of this Amendment by each party hereto.

14.This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

15.This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan and Security Agreement to be executed as of the date first set forth above.
BORROWER:

ROCKWELL MEDICAL, INC.

By
Name:
Title:

BORROWER:

ROCKWELL TRANSPORTATION, INC.

By
Name:
Title:

COLLATERAL AGENT AND LENDER:

INNOVATUS LIFE SCIENCES LENDING FUND I, LP

By: Innovatus Life Sciences GP, LP
Its: General Partner

By
Name:
Title:

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ANNEX X

Management Plan

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ANNEX Y

LOAN INTEREST RATE AND PAYMENT OF PRINCIPAL
(Term Loan)
PLEASE SEE ATTACHED

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Montl	Beginning Date	Ending Date	Payment Date	Beginning Loan Balance	Greater of Prime Rate or 4.75%	Interest Rate	Interest Earned	PIK Interest	Cash Interest	Principal Amortization	Total Payment	Tranche B/ C Funding	Ending Loan Balance
--	3/17/20	3/31/20		$22,500,000.00	4.75%	8.75%	$80,907.53	--	--	--	--	--	$22,500,000.
1	4/1/20	4/30/20	5/1/20	$22,500,000.00	4.75%	8.75%	$161,815.07	--	$161,815.07	--	$161,815.07	--	$22,500,000.
2	5/1/20	5/31/20	6/1/20	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
3	6/1/20	6/30/20	7/1/20	$22,500,000.00	4.75%	8.75%	$161,815.07	--	$161,815.07	--	$161,815.07	--	$22,500,000.
4	7/1/20	7/31/20	8/1/20	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
5	8/1/20	8/31/20	9/1/20	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
6	9/1/20	9/30/20	10/1/20	$22,500,000.00	4.75%	8.75%	$161,815.07	--	$161,815.07	--	$161,815.07	--	$22,500,000.
7	10/1/20	10/31/20	11/1/20	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
8	11/1/20	11/30/20	12/1/20	$22,500,000.00	4.75%	8.75%	$161,815.07	--	$161,815.07	--	$161,815.07	--	$22,500,000.
9	12/1/20	12/31/20	1/1/21	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
10	1/1/21	1/31/21	2/1/21	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
11	2/1/21	2/28/21	3/1/21	$22,500,000.00	4.75%	8.75%	$151,027.40	--	$151,027.40	--	$151,027.40	--	$22,500,000.
12	3/1/21	3/31/21	4/1/21	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
13	4/1/21	4/30/21	5/1/21	$22,500,000.00	4.75%	8.75%	$161,815.07	--	$161,815.07	--	$161,815.07	--	$22,500,000.
14	5/1/21	5/31/21	6/1/21	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
15	6/1/21	6/30/21	7/1/21	$22,500,000.00	4.75%	8.75%	$161,815.07	--	$161,815.07	--	$161,815.07	--	$22,500,000.
16	7/1/21	7/31/21	8/1/21	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
17	8/1/21	8/31/21	9/1/21	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
18	9/1/21	9/30/21	10/1/21	$22,500,000.00	4.75%	8.75%	$161,815.07	--	$161,815.07	--	$161,815.07	--	$22,500,000.
19	10/1/21	10/31/21	11/1/21	$22,500,000.00	4.75%	8.75%	$167,208.90	--	$167,208.90	--	$167,208.90	--	$22,500,000.
20	11/1/21	11/30/21	12/1/21	$22,500,000.00	4.75%	8.75%	$161,815.07	--	$161,815.07	$750,000.00	$911,815.07	--	$21,750,000.
21	12/1/21	12/31/21	1/1/22	$21,750,000.00	4.75%	8.75%	$161,635.27	--	$161,635.27	$750,000.00	$911,635.27	--	$21,000,000.
22	1/1/22	1/31/22	2/1/22	$21,000,000.00	4.75%	8.75%	$156,061.64	--	$156,061.64	$750,000.00	$906,061.64	--	$20,250,000.
23	2/1/22	2/28/22	3/1/22	$20,250,000.00	4.75%	8.75%	$135,924.66	--	$135,924.66	$750,000.00	$885,924.66	--	$19,500,000.
24	3/1/22	3/31/22	4/1/22	$19,500,000.00	4.75%	8.75%	$144,914.38	--	$144,914.38	$750,000.00	$894,914.38	--	$18,750,000.
25	4/1/22	4/30/22	5/1/22	$18,750,000.00	4.75%	8.75%	$134,845.89	--	$134,845.89	$750,000.00	$884,845.89	--	$18,000,000.
26	5/1/22	5/31/22	6/1/22	$18,000,000.00	4.75%	8.75%	$133,767.12	--	$133,767.12	$750,000.00	$883,767.12	--	$17,250,000.
27	6/1/22	6/30/22	7/1/22	$17,250,000.00	4.75%	8.75%	$124,058.22	--	$124,058.22	$750,000.00	$874,058.22	--	$16,500,000.
28	7/1/22	7/31/22	8/1/22	$16,500,000.00	4.75%/ 5.5	8.75%/ 9.50%	$123,976.03	--	$123,976.03	$750,000.00	$873,976.03	--	$15,750,000.
29	8/1/22	8/31/22	9/1/22	$15,750,000.00	5.50%	9.50%	$127,078.77	--	$127,078.77	$750,000.00	$877,078.77	--	$15,000,000.
30	9/1/22	9/30/22	10/1/22	$15,000,000.00	5.50%/ 6.2	9.50%/ 10.2	$119,897.26	--	$119,897.26	--	$119,897.26	--	$15,000,000.
31	10/1/22	10/31/22	11/1/22	$15,000,000.00	6.25%	10.25%	$130,582.19	--	$130,582.19	$500,000.00	$630,582.19	--	$14,500,000.
32	11/1/22	11/14/22	11/14/22	$14,500,000.00	6.25%	10.25%	$57,006.85	--	--	$4,500,000.00	$4,500,000.00	--	$10,000,000.
32	11/15/22	11/30/22	12/1/22	$10,000,000.00	6.25%	10.25%	$44,931.51	--	$101,938.36	--	$101,938.36	--	$10,000,000.
33	12/1/22	12/31/22	1/1/23	$10,000,000.00	6.25%	10.25%	$87,054.79	--	$87,054.79	--	$87,054.79	--	$10,000,000.
34	1/1/23	1/31/23	2/1/23	$10,000,000.00	6.25%	10.25%	$87,054.79	--	$87,054.79	--	$87,054.79	--	$10,000,000.
35	2/1/23	2/28/23	3/1/23	$10,000,000.00	6.25%	10.25%	$78,630.14	--	$78,630.14	--	$78,630.14	--	$10,000,000.
36	3/1/23	3/31/23	4/1/23	$10,000,000.00	6.25%	10.25%	$87,054.79	--	$87,054.79	--	$87,054.79	--	$10,000,000.
37	4/1/23	4/30/23	5/1/23	$10,000,000.00	6.25%	10.25%	$84,246.58	--	$84,246.58	--	$84,246.58	--	$10,000,000.
38	5/1/23	5/31/23	6/1/23	$10,000,000.00	6.25%	10.25%	$87,054.79	--	$87,054.79	--	$87,054.79	--	$10,000,000.
39	6/1/23	6/30/23	7/1/23	$10,000,000.00	6.25%	10.25%	$84,246.58	--	$84,246.58	--	$84,246.58	--	$10,000,000.
40	7/1/23	7/31/23	8/1/23	$10,000,000.00	6.25%	10.25%	$87,054.79	--	$87,054.79	--	$87,054.79	--	$10,000,000.
41	8/1/23	8/31/23	9/1/23	$10,000,000.00	6.25%	10.25%	$87,054.79	--	$87,054.79	$500,000.00	$587,054.79	--	$9,500,000.
42	9/1/23	9/30/23	10/1/23	$9,500,000.00	6.25%	10.25%	$80,034.25	--	$80,034.25	$500,000.00	$580,034.25	--	$9,000,000.
43	10/1/23	10/31/23	11/1/23	$9,000,000.00	6.25%	10.25%	$78,349.32	--	$78,349.32	$500,000.00	$578,349.32	--	$8,500,000.
44	11/1/23	11/30/23	12/1/23	$8,500,000.00	6.25%	10.25%	$71,609.59	--	$71,609.59	$500,000.00	$571,609.59	--	$8,000,000.
45	12/1/23	12/31/23	1/1/24	$8,000,000.00	6.25%	10.25%	$69,643.84	--	$69,643.84	$500,000.00	$569,643.84	--	$7,500,000.
46	1/1/24	1/31/24	2/1/24	$7,500,000.00	6.25%	10.25%	$65,291.10	--	$65,291.10	$500,000.00	$565,291.10	--	$7,000,000.
47	2/1/24	2/29/24	3/1/24	$7,000,000.00	6.25%	10.25%	$57,006.85	--	$57,006.85	$500,000.00	$557,006.85	--	$6,500,000.
48	3/1/24	3/31/24	4/1/24	$6,500,000.00	6.25%	10.25%	$56,585.62	--	$56,585.62	$500,000.00	$556,585.62	--	$6,000,000.
49	4/1/24	4/30/24	5/1/24	$6,000,000.00	6.25%	10.25%	$50,547.95	--	$50,547.95	$500,000.00	$550,547.95	--	$5,500,000.
50	5/1/24	5/31/24	6/1/24	$5,500,000.00	6.25%	10.25%	$47,880.14	--	$47,880.14	$500,000.00	$547,880.14	--	$5,000,000.
51	6/1/24	6/30/24	7/1/24	$5,000,000.00	6.25%	10.25%	$42,123.29	--	$42,123.29	$500,000.00	$542,123.29	--	$4,500,000.
52	7/1/24	7/31/24	8/1/24	$4,500,000.00	6.25%	10.25%	$39,174.66	--	$39,174.66	$500,000.00	$539,174.66	--	$4,000,000.
53	8/1/24	8/31/24	9/1/24	$4,000,000.00	6.25%	10.25%	$34,821.92	--	$34,821.92	$500,000.00	$534,821.92	--	$3,500,000.
54	9/1/24	9/30/24	10/1/24	$3,500,000.00	6.25%	10.25%	$29,486.30	--	$29,486.30	$500,000.00	$529,486.30	--	$3,000,000.
55	10/1/24	10/31/24	11/1/24	$3,000,000.00	6.25%	10.25%	$26,116.44	--	$26,116.44	$500,000.00	$526,116.44	--	$2,500,000.
56	11/1/24	11/30/24	12/1/24	$2,500,000.00	6.25%	10.25%	$21,061.64	--	$21,061.64	$500,000.00	$521,061.64	--	$2,000,000.
57	12/1/24	12/31/24	1/1/25	$2,000,000.00	6.25%	10.25%	$17,410.96	--	$17,410.96	$500,000.00	$517,410.96	--	$1,500,000.
58	1/1/25	1/31/25	2/1/25	$1,500,000.00	6.25%	10.25%	$13,058.22	--	$13,058.22	$500,000.00	$513,058.22	--	$1,000,000.
59	2/1/25	2/28/25	3/1/25	$1,000,000.00	6.25%	10.25%	$7,863.01	--	$7,863.01	$500,000.00	$507,863.01	--	$500,000.0
60	3/1/25	3/16/25	3/16/25	$500,000.00	6.25%	10.25%	$2,246.58	--	$2,246.58	$500,000.00	$502,246.58	--	--

ACTIVE 682842814v4